UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2004


                        NEW YORK COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-31565                    06-1377322
    --------------------          -----------------         --------------------
     (State or other               Commission File            (I.R.S. Employer
      jurisdiction of                   Number               Identification No.)
      incorporation or
       organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                          ----------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

         On May 19, 2004, New York Community Bancorp, Inc. (the "Company"), a Delaware corporation, announced that its shareholders had approved both of the proposals submitted for their consideration at the Annual Meeting of Shareholders held that day.

Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)  No financial statements of businesses acquired are required.

         (b)  No pro forma financial information is required.

         (c) Attached as Exhibit 99.1 is the Company's press release, dated May 19, 2004, announcing the results of its Annual Meeting of Shareholders.

Item 8.  Change in Fiscal Year
         ---------------------

         Not applicable.

Item 9.  Regulation FD Disclosure
         ------------------------

         Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision
         -----------------------------------------------------------------------
         of the Code of Ethics.
         ----------------------

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         -------------------------------------------------------------------
         Plans.
         ------

         Not applicable.

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

         Not applicable.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEW YORK COMMUNITY BANCORP, INC.



Date: May 19, 2004                         /s/ Joseph R. Ficalora
                                           ----------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                   Description
-----------                   -----------

Exhibit 99.1                  Press release dated May 19, 2004.